Exhibit 10.10.4

FOURTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”), is entered into as of May 27, 2015, by and between SQUARE 1 BANK (“Bank”) and SENDGRID, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 27, 2013 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

1.                                      Bank hereby waives any and all of Borrower’s existing violations of Section 6.6 (Primary Depository) of the Agreement for all the dates through the date of this Amendment.

2.                                      Section 6.6 of the Agreement is hereby amended and restated, as follows:

6.6                               “Primary Depository”. Borrower shall maintain all its depository and operating accounts with Bank and its primary investment accounts with Bank or Bank’s affiliates; provided that SendGrid UK Ltd., a Borrower’s UK Subsidiary, may maintain an account in UK for the purpose of funding all existing and future foreign operations, subject to the restriction that the aggregate amount on deposit in such account shall not exceed $300,000 at any time (the “UK Account”).

3.                                      Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4.                                      Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all respects as of such date).

5.                                      This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

6.                                      As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                 this Amendment, duly executed by Borrower;

(b)                                 payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

(c)                                  such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:

SENDGRID, INC.

By:	/s/ Michael Tognetti
Name:	Michael Tognetti
Title:	SVP and General Counsel

BANK:

SQUARE 1 BANK

By:	/s/ Adam Glick
Name:	Adam Glick
Title:	SVP

SIGNATURE PAGE TO FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT